                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
                                       OF

                               TELESCIENCES, INC.
            PURSUANT TO THE OFFER TO PURCHASE DATED OCTOBER 25, 1999

                                       BY

                           EDB 4TEL ACQUISITION CORP.
                          A WHOLLY-OWNED SUBSIDIARY OF

                            EDB BUSINESS PARTNER ASA
                        THE OFFER AND WITHDRAWAL RIGHTS
                  WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
                      TIME, ON MONDAY, NOVEMBER 22, 1999,
                         UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                  By Mail, Overnight Courier or Hand Delivery
                           40 Wall Street, 46th Floor
                            New York, New York 10005
                      Attention: Reorganization Department

                           By Facsimile Transmission
                       (for eligible institutions only):
                                 (718) 234-5001

                      Confirm facsimile by telephone only:
                                 (212) 936-5100
                                 (718) 921-8200

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     PLEASE REFER TO INSTRUCTION 9 OF THIS LETTER OF TRANSMITTAL FOR IMPORTANT INFORMATION REGARDING BACKUP WITHHOLDING REQUIRED BY THE INTERNAL REVENUE SERVICE AND THE SUBMISSION OF A SUBSTITUTE FORM W-9 TO THE DEPOSITARY.

-----------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------
         NAME(S) AND ADDRESS(ES) OF                  SHARE            TOTAL NUMBER OF
            REGISTERED HOLDER(S)                  CERTIFICATE             SHARES
     (PLEASE FILL IN, IF BLANK, EXACTLY            NUMBER(S)          REPRESENTED BY         TOTAL NUMBER
         HOW NAME(S) APPEAR ON SHARE                  (IF                  SHARE              OF SHARES
               CERTIFICATE(S))                  APPLICABLE)(1)     CERTIFICATE(S)(1)(2)      TENDERED(3)
-----------------------------------------------------------------------------------------------------------

                                                ---------------------------------------------------------

                                                ---------------------------------------------------------

                                                ---------------------------------------------------------

                                                ---------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
   (1) Need not be completed by stockholders delivering by book-entry transfer.
  (2) As adjusted for the four-for-one stock split effective on October 15, 1999.
  (3) Unless otherwise indicated, it will be assumed that all Shares represented by certificates delivered to the Depositary are being tendered. See Instruction 4.
-----------------------------------------------------------------------------------------------------------

                 PLEASE READ THE INSTRUCTIONS SET FORTH BELOW.

     This Letter of Transmittal is to be completed by stockholders of Telesciences, Inc., if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer into the account maintained by American Stock Transfer & Trust Company as Depositary (the "Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2 of the Offer to Purchase (as defined below).

     Stockholders whose certificates evidencing Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in
Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
------------------------------------------------------------------------------

Account Number:
--------------------------------------------------------------------------------

Transaction Code Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, THEN COMPLETE THE
    FOLLOWING:

Name(s) of Registered Holder(s):
--------------------------------------------------------------------------

Window Ticket Number (if any):
---------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
-------------------------------------------------------

Name of Institution which Guaranteed Delivery:
------------------------------------------------------------

If delivery is by book-entry transfer:

          Name of Tendering Institution:
--------------------------------------------------------------------
        Account Number:
        ------------------------------------------------------------------------
        Transaction Code Number:
        ------------------------------------------------------------------------

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to EDB 4tel Acquisition Corp., a Delaware corporation ("Purchaser") and a wholly-owned subsidiary of EDB BUSINESS PARTNER ASA, a Norwegian limited company, the above-described shares of common stock, par value $0.04 per Share (all of the shares of common stock being hereinafter collectively referred to as the "Shares" and individually, as a "Share"), of Telesciences, Inc., a Delaware corporation (the "Company"), at a purchase price of $8.79 per Share, net to the seller in cash (the "Offer Price"), without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 25, 1999 (the "Offer to Purchase") and in this Letter of Transmittal (which together with the Offer to Purchase, constitutes the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole at any time, or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended, amended or supplemented, the terms and conditions of any such extension, amendment or supplement), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest of the undersigned in and to all of the Shares that are being tendered hereby and any and all dividends, distributions (including, without limitation, the issuance of additional Shares pursuant to stock dividends or stock splits, the issuance of other securities, the issuance of rights declared, paid or issued with respect to the tendered Shares on or after October 25, 1999, and payable or for purchase of securities or any cash dividends) distributable to the undersigned on a date prior to the transfer to the name of Purchaser (or nominee or transferee of Purchaser) on the Company's stock transfer records of the Shares tendered herewith (collectively, a "Distribution"), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to
(a) deliver certificates for such Shares (and any Distributions) ("Share Certificates") or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together in either case with appropriate evidences of transfer and authenticity, to the Depositary for the account of Purchaser, (b) present such Shares (and any Distributions) for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby irrevocably appoints Purchaser or any other designees of Purchaser, and each of them, as such stockholder's attorneys-in-fact and proxies, each with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares tendered by such stockholder and accepted for payment by Purchaser and with respect to any and all other shares or other securities issued or issuable in respect of such Shares on or after October 19, 1999. Such appointment will be effective upon the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney and proxies given by such stockholder with respect to such Shares (and such other shares and securities) will be revoked without further action, and no subsequent proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The proxies (or other designees of Purchaser) will be empowered to exercise all voting and other rights of such stockholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof, by consent in lieu of any such meeting or otherwise. Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's payment for such Shares, Purchaser must be able to exercise full voting rights with respect to such Shares.

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered hereby, and (b) when the Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to the Shares (and all Distributions), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any signature guarantee or additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and all Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance or appropriate assurance thereof, Purchaser will be, subject to applicable law, entitled to all rights and privileges as owner of any such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred shall survive the death, incapacity, liquidation or dissolution of the undersigned and any obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase this tender of Shares is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representation and warranty that the undersigned owns the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Offer Price of all Shares purchased, and/or return any Share Certificates not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the Offer Price and/or return any Share Certificates not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the Offer Price of any Shares purchased and/or return any Share Certificates not tendered or accepted for payment and any accompanying documents, as appropriate in the name(s) of, and deliver such check and/or return any such Share Certificates (and any accompanying documents) to, the person(s) so indicated. Unless otherwise indicated herein under "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

[ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING THE SHARES THAT YOU OWN
    HAVE BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 11.

     Number of Shares represented by lost, destroyed or stolen certificates:
     --------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Shares accepted for payment is to be issued in the name of a person other than the undersigned or if certficates for Shares not tendered or not accepted for payment are to be issued in the name of a person other than the undersigned or if Shares tendered hereby and delivered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account shown above.

   Issue  [ ] Check  [ ] Certificates to:

   Name:
   --------------------------------------------------
           (Please Print)

   Address:
   ------------------------------------------------

             ----------------------------------------------------------

             ----------------------------------------------------------

             ----------------------------------------------------------
                                    (Include Zip Code)

           ---------------------------------------------------------
                          (Taxpayer Identification or
                              Social Security No.)

                    (See Substitute Form W-9 on Back Cover)

   Credit Shares tendered by book-entry transfer that are not accepted for payment to:

           ---------------------------------------------------------
                                (Account Number)
                         SPECIAL DELIVERY INSTRUCTIONS
                      IF THE CHECK FOR THE PURCHASE PRICE
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

   Mail  [ ] Check  [ ] Certificates to:

   Name:
   --------------------------------------------------
           (Please Print)

   Address:
   ------------------------------------------------

             ----------------------------------------------------------

             ----------------------------------------------------------

             ----------------------------------------------------------
                                    (Include Zip Code)

           ---------------------------------------------------------
                          (Taxpayer Identification or
                              Social Security No.)

                    (See Substitute Form W-9 on Back Cover)

                                   IMPORTANT:
                             STOCKHOLDERS SIGN HERE
                      (ALSO COMPLETE SUBSTITUTE FORM W-9)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
               (SIGNATURE(S) OF HOLDER(S) OR AUTHORIED SIGNATORY)

DATE
--------------------------------------------------------------------------------

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holders(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (Full Title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Daytime Telephone Number: (     )
-------------------------------------------------------------------------
                     (Area Code)

Tax Identification or Social Security No.:
--------------------------------------------------------------------
                           (See Substitute Form W-9 on Reverse Side)

                           GUARANTEE OF SIGNATURE(s)
                   (If Required -- See Instructions 1 and 5)

(Authorized Signature):
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Daytime Telephone Number: (     )
-------------------------------------------------------------------------
                     (Area Code)

Dated:
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Association Medallion Program, the New York Stock Exchange, Inc., Medallion Signature Program or the Stock Exchange Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 2 of the Offer to Purchase. Certificates for all physically tendered Shares or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Shares into the Depositary's account at the Book-Entry Transfer Facility, together with a properly completed and duly executed Letter of Transmittal (or a facsimile hereof), with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If certificates for Shares are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq Stock Market trading days after the date of execution of such Notice of Guaranteed Delivery. A "Nasdaq Stock Market trading day" is any day in which the Nasdaq Stock Market, Inc.'s Nasdaq SmallCap Market is open for business. If Share Certificates are forwarded separately to the Depositary a properly completed and duly executed Letter of Transmittal must accompany such delivery.

     Tendering stockholders should use this Letter of Transmittal (and, if necessary, the Notice of Guaranteed Delivery provided with the Offer to Purchase). Stockholders will be able to tender (or withdraw) their Shares pursuant to the Offer until 12:00 midnight, New York City time, Monday, November 22, 1999 (or such later date to which the Offer may be extended).

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH

RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE AND THE NUMBER OF SHARES TENDERED. If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares evidenced by such Share Certificates and any other required information should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDER.(NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new certificates for the Shares that were evidenced by your old Share Certificates, but which were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal entitled "Special Delivery Instructions", as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) evidencing such Shares without alteration, enlargement or any change whatsoever.

     If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority to so act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share Certificate(s) listed, the Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s). Signatures on such Share Certificates and stock powers must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the purchase of Shares pursuant to the Offer. If, however, payment of the Offer Price of any Shares purchased is to be made to, or if certificate(s) evidencing Shares not tendered or purchased are to be registered in the name of, any person other than the registered owner(s), or if tendered Share Certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price of such Shares unless satisfactory evidence of the payment of such taxes, or an exemption therefrom, is submitted.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the Offer Price of any Shares tendered hereby is to be issued in the name of, and/or Share Certificates for Shares not tendered or not purchased are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal in the box entitled "Description of Shares Tendered", the appropriate boxes on this Letter of Transmittal must be completed. A stockholder who tenders by book-entry transfer may request that Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account designated above under "Description of Shares Tendered."

     8. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion, subject to the terms of the Agreement and Plan of Merger dated as of October 19, 1999, among Telesciences, Inc., EDB 4tel Acquisition Corp. and EDB Business Partner ASA.

     9. BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a stockholder, whose tendered Shares are accepted for payment, is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN"), generally the stockholder's social security or federal employer identification number, and certain other information, on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, or an adequate basis for exemption, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing a Substitute Form W-9 certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and
(b) that (1) such stockholder is exempt from backup withholding or (2) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (3) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding. Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in
Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status" signed under the penalties of perjury attesting to such exempt status. Such forms may be obtained from the Depositary.

     The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding special payment/special delivery instructions and indicating the number of Shares lost. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH STOCK CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 9)

-------------------------------------------------------------------------------------------------------
                 PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY, AS DEPOSITARY
-------------------------------------------------------------------------------------------------------
 SUBSTITUTE                PART 1 -- PLEASE PROVIDE YOUR TIN IN THE      ----------------------------
                           BOX AT RIGHT AND CERTIFY BY SIGNING AND          Social Security Number
 FORM W-9                  DATING BELOW.                                              or
                                                                         ----------------------------
                                                                        Employee Identification Number
-------------------------------------------------------------------------------------------------------
 DEPARTMENT OF THE         PART 2 -- CERTIFICATION -- Under penalties              PART 3 --
 TREASURY                  of perjury, I certify that:
 INTERNAL REVENUE                                                                Awaiting TIN
 SERVICE                   (1) The number shown on this form is my
                           correct TIN (or I am waiting for a number                  [ ]
                           to be issued to me) and
 DEPOSITARY REQUEST
 FOR TAXPAYER              (2) I am not subject to backup withholding
 IDENTIFICATION            because (a) I am exempt from backup
 NUMBER ("TIN")            withholding, or (b) I have not been
                           notified by the Internal Revenue Service
                           ("IRS") that I am subject to backup
                           withholding as a result of a failure to
                           report all interest or dividends, or (c)
                           the IRS has notified me that I am no longer
                           subject to backup withholding.
-------------------------------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

 SIGNATURE
 ------------------------------------------------------------------------------------------------------         DATE
 --------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld but that such amounts will be refunded to me if I then provide a taxpayer identification number within sixty (60) days.

SIGNATURE
------------------------------------------------------                      DATE
------------------------

                    The Information Agent for the Offer is:

                   Georgeson Shareholder Communications, Inc.

                                17 State Street
                                   10th Floor
                            New York, New York 10004
                Bankers and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll-Free: (800) 223-2064